<<>>
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No._)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                               NEOWARE SYSTEMS,INC
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                              Neoware Systems, Inc.
                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406



                                                              October 31, 2003



TO OUR STOCKHOLDERS:

         You are cordially invited to attend the Annual Meeting of Stockholders to be held on Wednesday, December 3, 2003, at 10:00 a.m., at the offices of the Company, 400 Feheley Drive, King of Prussia, Pennsylvania 19406.

         The accompanying Notice of Meeting and Proxy Statement describe the matters to be acted upon during the Annual Meeting. You are welcome to present your views on these items and other subjects related to the Company's operations. Your participation in the activities of the Company is important, regardless of the number of shares you hold.

         To ensure that your shares are represented at the Annual Meeting, whether or not you are able to attend, please vote as soon as possible. Most stockholders have three options for submitting their vote: (1) via the Internet at www.proxyvote.com; (2) by phone, as indicated on your proxy card; or (3) by mail, using the paper proxy card enclosed with the Proxy Statement.

         I hope you will attend the Annual Meeting.


                                                         Sincerely,

                                                         /s/ Michael Kantrowitz
                                                         -----------------------
                                                         Michael Kantrowitz
                                                         Chairman, President and
                                                         Chief Executive Officer

                              NEOWARE SYSTEMS, INC.
                             _______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                December 3, 2003
                             _______________________



TO THE STOCKHOLDERS:

         The Annual Meeting of the Stockholders of Neoware Systems, Inc. (the "Company"), a Delaware corporation, will be held on December 3, 2003, at 10:00 a.m., at the offices of the Company, 400 Feheley Drive, King of Prussia, Pennsylvania, for the following purposes:

         1. To elect five directors of the Company.

         2. To vote upon a proposal to approve an amendment to the 1995 Stock Option Plan.

         3. To vote upon a proposal to ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2004.

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Stockholders of record at the close of business on October 22, 2003 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person, but whether or not you plan to attend, please vote as soon as possible. Most stockholders have three options for submitting their vote: (1) via the Internet at www.proxyvote.com; (2) by phone, as indicated on your proxy card; or
(3) by mail, by using the paper proxy card enclosed with this notice. Voting by Internet, phone or proxy card does not deprive you of the right to attend the Annual Meeting and vote your shares in person.

                                           By Order of the Board of Directors,

                                           /s/ Keith D. Schneck
                                           -------------------------------------
                                           Keith D. Schneck
                                           Chief Financial Officer and Secretary

King of Prussia, Pennsylvania
October 31, 2003

                              NEOWARE SYSTEMS, INC.
                              _____________________

                                 PROXY STATEMENT
                              _____________________

         This Proxy Statement is furnished in connection with the solicitation of proxies at the direction of the Board of Directors of Neoware Systems, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on December 3, 2003.

         Stockholders of record at the close of business on October 22, 2003 will be entitled to vote at the Annual Meeting. At the close of business on October 22, 2003, 15,727,810 shares of the Company's $0.001 par value common stock ("Common Stock") were outstanding. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares is necessary to constitute a quorum for the meeting. A stockholder is entitled to one vote for each share of Common Stock held by such stockholder. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum, but they are not counted as shares voted and therefore have the effect of a vote against Proposals 2 and 3. This Proxy Statement and the enclosed form of proxy are being mailed to the Company's stockholders on or about October 31, 2003.

         Most stockholders have three options for submitting their vote: (1) via the Internet at www.proxyvote.com; (2) by phone (please see your proxy card for instructions); and (3) by mail, using the paper proxy card enclosed with this Proxy Statement. When you vote via the Internet or by phone, your vote is recorded immediately. The Company encourages stockholders to vote using these methods whenever possible. If you vote via the Internet, you can also register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence will be delivered to you electronically via e-mail.

         Shares represented by a valid proxy in the accompanying form returned to the Company in sufficient time to permit the necessary examination and tabulation before a vote is taken, or voted via the Internet or by phone, unless previously revoked, will be voted at the Annual Meeting. A proxy may be revoked at any time prior to its exercise (1) by giving written notice to the Secretary of the Company, (2) by submitting a later dated vote via the Internet, by telephone or by mail, or (3) by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke the proxy. Any specific instructions indicated on your proxy will be followed. Unless contrary instructions are given, your proxy will be voted FOR each of the proposals described in this Proxy Statement and, in the discretion of the proxy holders, on such other business as may properly come before the Annual Meeting.

         Brokers holding shares for beneficial owners must vote their shares according to the specific instructions they receive from the owners. If specific instructions are not received, brokers may vote these shares on routine matters in their discretion, except as set forth below, but not on non-routine matters, pursuant to the rules of the New York Stock Exchange. On non-routine matters, the broker may not vote on the proposal absent specific voting instructions. This results in what is known as a "broker non-vote." Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be counted for determining the number of votes cast for or against a proposal. Accordingly, a broker non-vote has the effect of a negative vote when a majority of the shares issued and outstanding is required for approval of the proposal, and has the effect of reducing the number of required affirmative votes (and therefore will not affect the outcome of the voting) when a majority of the shares present and entitled to vote is required for approval of the proposal. The election of each nominee for director (Proposal 1) requires a plurality of votes cast. Brokers have discretionary authority to vote on this proposal. Approval of the amendment to the 1995 Stock Option Plan (Proposal 2) and the ratification of the selection of the independent public accountants (Proposal 3) require the approval of a majority of the outstanding shares of Common Stock represented and entitled to vote at the meeting. Under new rules approved by the Securities and Exchange Commission, the New York Stock Exchange prohibits brokers or other nominees that are New York Stock Exchange member organizations from voting on proposals relating to any equity compensation plans (whether considered routine or non-routine under NYSE rules) unless they receive instructions from the beneficial owner of the shares. Therefore, shares held through a broker or other nominee who is a New York Stock Exchange member organization will only be voted in favor of Proposal 2 if the beneficial owner has provided specific voting instructions to his or her broker or other nominee to vote in favor of the proposal. Brokers are not precluded from voting uninstructed shares on Proposal 3, and, therefore, there will be no broker non-votes on that proposal. The New York Stock Exchange determines whether brokers have discretionary authority to vote on a given proposal.

         The cost of proxy solicitation, including the cost of reimbursing banks and brokers for forwarding proxies and proxy statements to beneficial owners of the Common Stock, will be paid by the Company. Proxies will be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if found to be necessary, by telephone and personal interviews. All shares represented by valid proxies will be voted.

Householding of Proxy Materials

         Certain stockholders who share the same address may receive only one copy of this Proxy Statement and the Company's Annual Report in accordance with a notice delivered earlier this year by the stockholders' bank, broker or other holder of record, unless the bank, broker or other holder of record received contrary instructions. This practice, known as "householding," is designed to reduce printing and postage costs. If you own your shares through a bank, broker or other holder of record and wish either to stop or begin householding, you may request or stop householding, or you may request a separate copy of the Proxy Statement or the Annual Report, either by contacting your bank, broker or other holder of record or by contacting us by telephone at (610) 277-8300, Extension 1072, or in writing to Investor Relations at Neoware Systems, Inc., 400 Feheley Drive, King of Prussia, Pennsylvania 19406, Attention: Secretary.

                              ELECTION OF DIRECTORS

         The By-laws of the Company presently provide that the Board of Directors shall designate the number of directors constituting the Board of Directors. Currently, the Board of Directors has fixed that number at five for the election of directors at the 2003 Annual Meeting. All of the directors selected by the Board of Directors, upon the recommendation of the independent directors, to be elected at the Annual Meeting will serve for one-year terms expiring at the next Annual Meeting and until their respective successors are elected and qualified.

         The names and biographical summaries of the five persons who have been nominated to stand for election at the Annual Meeting appear below. All nominees have indicated that they are willing and able to serve as directors if elected. In the event that any nominee should become unavailable, the proxy will be voted for the election of any substitute nominee designated by the Board of Directors, upon the recommendation of the independent directors.

         The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees for director.

         The following biographical information is furnished as to each person nominated for election as a director.

               Name                 Age                   Position
         -----------------------    ---        ---------------------------------
         Michael G. Kantrowitz      43         Chairman, President and
                                                  Chief Executive Officer
         David D. Gathman(2)        56          Director
         John P. Kirwin, III(1)(2)  47          Director
         Christopher G. McCann      42          Director
         John M. Ryan (1)(2)        68          Director
         ------------

         (1) Member of the Compensation and Stock Option Committee
         (2) Member of the Audit Committee

         Mr. Kantrowitz has been President and Chief Executive Officer of the Company since February 2000, and Chairman of the Board since September 30, 2002. Prior to his appointment as President and CEO, Mr. Kantrowitz served as Executive Vice President of the Company responsible for Marketing, Sales and Business Development and as a Director of the Company since March 2, 1995. Prior to that, Mr. Kantrowitz was a senior executive of HDS from 1983, holding the positions of Executive Vice President from 1991 until March 1995 and Vice President of Marketing and Sales from 1987 until 1991. Prior to joining HDS, Mr. Kantrowitz held engineering and technical positions with Raytheon Company and Adage Corporation. Mr. Kantrowitz holds a BSEE in Electrical Engineering from the University of Lowell.

         Mr. Gathman has been Vice President and Chief Financial Officer of Targeted Diagnostics & Therapeutics, Inc., which develops molecular-based technologies for the detection, diagnosis and treatment of colorectal cancer, gastrointestinal cancers and certain infectious diseases, since May 2002. From February 2001 until May 2002, Mr. Gathman served as the Senior Vice President and Chief Financial Officer of the Federal Reserve Bank of Philadelphia. Prior to that, Mr. Gathman was Chief Financial Officer of Internet Capital Group, Inc., an internet company actively engaged in business-to-business e-commerce through a network of partner companies, from January 1999 until September 2000, and Executive Vice President and Chief Financial Officer and a member of the Board of Directors of Integrated Systems Consulting Group, Inc., an information services consulting firm, from March 1994 until December 1998. Mr. Gathman served as Vice President - Finance and Chief Financial Officer of SunGard Data Systems, Inc., a global leader in integrated IT solutions for financial services and the pioneer and leading provider of information availability services, from December 1982 until March 1994. Mr. Gathman is a director of eResearch Technology, Inc., a provider of technology-based products and services that enable the pharmaceutical, biotechnological, medical device, and contract resource companies to efficiently collect, interpret, and distribute cardiac safety and clinical data.

         Mr. Kirwin has been a principal in Argosy Partners, a manager of private investment funds, since 1989. Argosy Partners manages private investment funds with in excess of $170 million of capital, including Argosy Investment Partners, L.P. and Argosy Investment Partners II, L.P., which are small business investment companies with an aggregate of approximately $110 million under management. Mr. Kirwin joined Argosy Partners on a full-time basis in January 1996 and prior to that, was a corporate and securities attorney for 14 years. Mr. Kirwin serves as a director of Berger Holdings, Ltd., a manufacturer of roof drainage systems, snow guards and specialty roofing products. Mr. Kirwin holds a Juris Doctor, Order of the Coif, from the National Law Center of George Washington University and a Bachelor of Arts from Dickinson College.

         Mr. McCann has served as a director of the Company since December 1998. He is a director of 1-800-FLOWERS.COM, a florist company that operates nationwide through franchised retail stores, telecenters and the internet, and has been its President since September 2000. From 1988 to September 2000, he served as Senior Vice President. Mr. McCann is responsible for overseeing operations of 1-800-FLOWERS.COM's telecenters and franchised stores and for its Interactive Services Division. Prior to his association with 1-800-FLOWERS.COM, he was President of Flora Plenty, a floral retail chain located in the New York metropolitan area.

         Mr. Ryan has served as a director of the Company since March 2, 1995. He has been the principal in Devon Hill Ventures, a venture investing and consulting firm focusing on technology investments, since 1987. Mr. Ryan is also a director of eResearch Technology, Inc., a provider of technology-based products and services that enable the pharmaceutical, biotechnological, medical device, and contract resource companies to efficiently collect, interpret, and distribute cardiac safety and clinical data. From 1995 to 1997, he was Chairman and acting CEO of DLB Systems, Inc., which was sold to eResearch Technology in 1997. Mr. Ryan was the founder of SunGard Data Systems, Inc., a publicly-held computer services company, and served as its Chairman and Chief Executive Officer from 1976 to 1987.

Board of Directors and Committees

         The Company's Board of Directors is composed of outside independent directors, with the exception of the Chief Executive Officer. The Board of Directors held seven meetings during the year ended June 30, 2003. The Board holds executive sessions of its independent directors following each regularly scheduled meeting of the Board. Each of the current directors attended at least 75% of the meetings of the Board and Committees on which they serve held during the period for which such persons have been directors or committee members.

         The standing committees of the Board of Directors are the Compensation and Stock Option Committee and the Audit Committee. The Company does not have a nominating committee. The independent directors of the Board select and make recommendations to the full Board with regard to candidates for membership on the Board. The Compensation and Stock Option Committee held four meetings and the Audit Committee held six meetings during the year ended June 30, 2003. Each of the current members of the Compensation and Stock Option Committee and the Audit Committee are "independent" as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD") and, with respect to the Audit Committee, the Sarbanes-Oxley Act of 2002. The Board of Directors is currently reviewing the structure of its committees in light of the proposed rule changes of the NASD.

         Compensation and Stock Option Committee

         The members of the Compensation and Stock Option Committee are John M. Ryan and John P. Kirwin, III. Each member of the Committee is independent from the Company and its management.

         The responsibilities of the Compensation and Stock Option Committee include the review of compensation practices, the determination of salaries and bonus awards of executive officers and the administration of the Company's 1995 Stock Option Plan and 2002 Non-Qualified Stock Option Plan.

         Audit Committee

         The members of the Audit Committee are John M. Ryan, John P. Kirwin, III and David D. Gathman. Each member of the Committee is independent from the Company and its management. In addition, the Board of Directors has determined that Mr. Gathman is an "audit committee financial expert." The Committee acts pursuant to a written charter adopted by the Board of Directors. The purpose of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding accounting and reporting practices, internal controls, and compliance with laws and regulations. The Committee's responsibilities under the terms of its charter include:

o Meeting at least quarterly with management and the independent auditors in separate executive sessions;

o Assessing the integrity of the Company's financial reporting process and system of internal controls through discussions with management and the independent auditors;

o Selecting and appointing, and recommending for ratification by the stockholders, an independent firm of certified public accountants to serve as independent auditors for the Company;

o Setting the fees to be paid to the independent auditors and pre-approving all audit and non-audit services to be provided by the independent auditors;

o Establishing policies and procedures for the engagement of the independent auditors to provide permitted non-audit services and pre-approve the performance of such services;

o Assessing the performance (effectiveness, objectivity and independence) of the independent auditors;

o Reviewing an annual report from the independent auditors describing their internal quality control procedures and any material issues raised by the most recent internal or peer review of the independent auditors;

o Reviewing with management and the independent auditors the adequacy and effectiveness of the internal audit function;

o Providing an avenue of communication among the independent auditors, management and the Board of Directors;

o Reviewing with management and the independent auditors the annual and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

o  Reviewing the Company's earnings releases;

o Discussing with management and the independent auditors major issues regarding accounting principles and financial statement presentations;

o Establishing procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters;

o Retaining independent counsel and other advisors as necessary to fulfill its responsibilities;

o  Conducting an annual evaluation of its performance and its charter;

o Recommending to the Board of Directors that the audited financial statements be included in the Company's annual report to stockholders; and

o Preparing the Report of the Audit Committee included in the annual proxy statement pursuant to Item 306 of Regulation S-K.

         The Report of the Audit Committee for the 2003 fiscal year appears on page 16 of this Proxy Statement. A copy of the Audit Committee Charter, revised and approved by the Board of Directors in 2003, is attached to this Proxy Statement as Appendix A.

Code of Ethics

         The Board sponsors the Company's Code of Ethics, which ensures that the Company's business is conducted in a consistently legal and ethical manner. The Company's Chief Financial Officer oversees compliance with the Code of Ethics. The Company's Code of Ethics is available on the Company's website at www.neoware.com. All of the Company's employees, officers and directors are required to comply with the Code of Ethics. The Code of Ethics covers all areas of professional conduct, including compliance with laws, conflicts of interest, confidentiality, corporate opportunities, use of Company assets and reporting illegal or unethical behavior. The Code of Ethics describes the Company's procedures to receive, retain and address complaints regarding accounting, internal accounting controls and auditing matters, and other illegal or unethical behavior.

Compensation of Directors

         Directors (other than those who are employees of the Company) receive a one-time grant of 10,000 options upon a director's initial election. Thereafter, non-employee directors receive an annual grant of 5,000 options. Non-employee directors are also eligible to receive stock option grants at the discretion of the Board of Directors. In January 2003, the Board of Directors authorized the discretionary grant of 2,500 options to each of the non-employee directors. In addition, all non-employee members of the Board receive an annual fee of $6,000 for services as a member of the Board, $1,500 for each regular or special Board meeting attended in person, $750 for each such meeting attended by telephone and $500 for each committee meeting attended. The chairmen of the Audit Committee and the Stock Option and Compensation Committee receive annual fees of $2,500 and $1,000, respectively, for their services as chairmen in addition to the applicable meeting fees.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the compensation paid for the fiscal years ended June 30, 2003, 2002 and 2001 to the Company's named executive officers, who are comprised of (1) the Company's Chief Executive Officer, (2) two of the Company's other most highly compensated executive officers whose total salary and bonus earned during the 2003 fiscal year exceeded $100,000 and (3) two of the Company's other most highly compensated employees who previously were executive officers of the Company, but did not hold such positions at the end of the Company's last fiscal year.

  Summary Compensation Table

                                                                                            Long-Term
                             Annual Compensation                                           Compensation
---------------------------------------------------------------------------------------    ------------

                                                                       Other Annual         Securities
          Name and             Fiscal                                  Compensation         Underlying         All Other
     Principal Position         Year      Salary($)     Bonus($)          $(1)              Options(#)       Compensation ($)
     ------------------         ----      ---------     --------       ------------         ----------     --------------------
Michael G. Kantrowitz           2003       275,630       137,815            --                100,000             1,000(2)
Chairman, President and         2002       262,500       250,000            --                 10,000             1,000(2)
Chief Executive Officer         2001       210,000       105,000            --                     --             1,000(2)

Eric N. Rubino(3)               2003       107,692        58,333            --                165,000             1,000(2)
Chief Operating Officer

Matthew D. Wrabley(4)           2003       151,379        60,000            --                 50,000             1,000(2)
Executive Vice President        2002       125,500        46,867            --                 50,000             1,000(2)
of Sales

Howard L. Hunger(5)             2003       175,000        80,000            --                     --            88,500(6)
Executive Vice President        2002        54,263        25,000            --                140,000             1,000(2)
of Marketing and
Business Development

Edward M. Parks(7)              2003       178,500        50,000            --                 20,000             1,000(2)
Vice President of               2002       170,000        75,000            --                 10,000             1,000(2)
Engineering                     2001       153,731            --            --                     --             1,184(2)

--------------------
(1) Amount does not exceed the lesser of $50,000 or 10% of total salary and bonus.

(2)  Consists of amounts contributed by the Company under the 401(k) Plan.

(3)  Mr. Rubino became Chief Operating Officer on December 9, 2002.

(4)  Mr. Wrabley became Executive Vice President of Sales on November 1, 2002.

(5)  Mr. Hunger served as an executive officer of the Company until December
     4, 2002 and continued to serve as Executive Vice President of Marketing and Business Development through September 30, 2003.

(6)  Consists of (i) $1,000 contributed by the Company under the 401(k) plan and
     (ii) $87,500 accrued by the Company pursuant to a separation agreement between Mr. Hunger and the Company.

(7) Mr. Parks served as an executive officer of the company until December 4, 2002 and continues to serve as Vice President of Engineering.

Option Grants In 2003 Fiscal Year


                                                                                       Potential Realizable Value at Assumed
                                                                                     Annual Rates of Stock Price Appreciation
                                             Individual Grants                                  for Option Term(1)
------------------------------------------------------------------------------------------------------------------------------------
                            No. of         % of Total
                          Securities        Options
                          Underlying       Granted to
                            Options        Employees
                            Granted        in Fiscal       Exercise      Expiration
        Name                (#)(2)           Year        Price ($/Sh)       Date            0%($)       5%($)           10%($)
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Kantrowitz       100,000          14.7%           14.55        10/21/2012         -0-       915,042        1,830,083

Eric N. Rubino(3)           140,000          20.6%           17.15        12/09/2012         -0-     1,509,976        3,019,952
                             25,000           3.7%           10.55        04/28/2013         -0-       165,871          331,742

Matthew D. Wrabley(4)        50,000           7.4%           14.55        10/21/2012         -0-       457,521          915,042

Howard Hunger(5)                 --            --               --                --          --            --               --

Edward M. Parks(6)           20,000           2.9%           14.55        10/21/2002         -0-       183,008          366,017


--------------------
(1) These amounts, based on assumed appreciation rates of 0%, 5% and 10% prescribed by Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(2) Represents options to acquire shares of Common Stock, which become exercisable in four equal annual installments beginning one year after the date of their grant.

(3) Mr. Rubino became Chief Operating Officer on December 9, 2002.

(4) Mr. Wrabley became Executive Vice President of Sales on November 1, 2002.

(5) Mr. Hunger served as an executive officer of the Company until December 4, 2002, and served as Executive Vice President of Marketing and Business Development until September 30, 2003.

(6) Mr. Parks served as an executive officer of the Company until December 4, 2002 and continues to serve as Vice President of Engineering.

Aggregated Option Exercises During 2003 Fiscal Year and Fiscal Year-End Option Values

          The following table provides information related to options exercised by the named executive officers during fiscal year 2003 and the number of the Company's options held at fiscal year-end.

                                                               Number of Securities
                                                              Underlying Unexercised          Value of Unexercised
                                                                    Options at                In-the-Money Options
                                                              Fiscal Year-End (#)          at Fiscal Year End ($)(2)
                     Shares Acquired      Value            -------------------------       -------------------------
  Name                on Exercise(#)  Realized($)(1)       Exercisable Unexercisable       Exercisable Unexercisable
--------------------------------------------------------------------------------------------------------------------
Michael G. Kantrowitz     220,000        3,002,440            175,000     165,000           2,033,513     903,488

Eric N. Rubino(3)             -0-              -0-                -0-     165,000                 -0-     116,500

Matthew D. Wrabley(4)      12,500          194,625                -0-      87,500                 -0-     511,500

Howard L. Hunger(5)           -0-              -0-             35,000     105,000             275,100     825,300

Edward M. Parks(6)        200,000        2,525,300              6,625      28,875              93,724     408,495

--------------------
(1) Represents the difference between the option exercise price and the market value on the date of exercise.

(2) Value based on the closing price of $15.21 per share on June 30, 2003, less the option exercise price.

(3) Mr. Rubino became Chief Operating Officer on December 9, 2002.

(4) Mr. Wrabley became Executive Vice President of Sales on November 1, 2002.

(5) Mr. Hunger served as an executive officer of the Company until December 4, 2002, and served as Executive Vice President of Marketing and Business Development until September 30, 2003.

(6) Mr. Parks served as an executive officer of the Company until December 4, 2002 and continues to serve as Vice President of Engineering.

Equity Compensation Plan Information

         The following table sets forth information about the shares of the Company's Common Stock that may be issued as of June 30, 2003 upon the exercise of options under the 1995 Stock Option Plan, which was approved by the stockholders, and shares that may be issued under the 2002 Stock Option Plan and under warrants that were issued to GKN Securities Corp. and Emerging Growth Equities, Ltd., which were not approved by the stockholders.


                                             (a)                           (b)                             (c)
                                                                                                  Number of securities
                                                                                                 remaining available for
                                  Number of securities to be     Weighted-average exercise    future issuance under equity
                                    issued upon exercise of        price of outstanding             compensation plans
                                     outstanding options,          options, warrants and          (excluding securities
         Plan category               warrants and rights                 rights                   reflected in column (a))
         -------------            --------------------------     -------------------------    ----------------------------
Equity compensation plans
approved by security
holders(1)....................            1,152,701                       $ 6.93                       360,945(2)

Equity compensation plans not
approved by security
holders(3)(4)(5)..............              483,109                       $11.50                       226,951
                                          ---------                                                    -------
Total ........................            1,635,810                       $ 8.47                       587,896

--------------------
(1) The 1995 Stock Option Plan, designed to provide equity compensation to certain employees, officers, directors and independent contractors of the Company, authorizes the granting of incentive and non-qualified stock options.

(2) Does not include the 1,000,000 additional shares that would be available for issuance under the 1995 Stock Option Plan if Proposal 2 is approved at the Annual Meeting.

(3) The 2002 Non-Qualified Stock Option Plan, designed to provide equity compensation to certain employees, officers, directors and independent contractors of the Company, authorizes the granting of non-qualified stock options. A total of 700,000 shares are reserved for issuance under the 2002 Non-Qualified Stock Option Plan. The 2002 Non-Qualified Stock Option Plan was not approved by the Company's stockholders. As of June 30, 2003, there were 226,951 options available for grant under the 2002 Non-Qualified Stock Option Plan. The 2002 Non-Qualified Stock Option Plan does not permit the granting of incentive stock options or provide for automatic grants of options to non-employee directors. Except as discussed above, the terms and conditions of the 2002 Non-Qualified Stock Option Plan are the same as those of the 1995 Stock Option Plan. See "Proposal to Approve an Amendment to the 1995 Stock Option Plan" below for a summary of the 1995 Stock Option Plan.

(4) In June 2001, the Company issued warrants to purchase 86,095 shares of Common Stock at an exercise price of $2.20 per share, exercisable immediately until June 2004, to GKN Securities Corp. ("GKN") and two of its affiliates in connection with acquisition related services provided to the Company by GKN. Warrants to purchase 83,910 shares were exercised in July 2002.

(5) In May 2002, in connection with a private placement of the Company's Common Stock, the Company issued warrants to Emerging Growth Equities, Ltd. for the purchase of 48,000 shares of Common Stock at an exercise price of $9.375 per share exercisable immediately until May 2005. Warrants to purchase 35,000 shares were exercised in September 2002.

Agreements with Executive Officers and Change in Control Arrangements

         Employment Agreements

         In connection with the appointment of Mr. Kantrowitz to the position of President and Chief Executive Officer, the Company entered into an agreement with Mr. Kantrowitz, effective on February 14, 2000, which provides for an initial annual salary of $210,000 and an annual bonus of up to 50% of his base salary or greater at the option of, and as determined by, the Board of Directors. The Company also granted to Mr. Kantrowitz options to acquire 130,000 shares of Common Stock at the fair market value on the date of grant. Mr. Kantrowitz is also provided with an automobile, at the Company's expense. Mr. Kantrowitz is entitled to severance benefits equal to his salary and health benefits, his annual bonus (pro rated for the portion of the year prior to his termination) if agreed-upon goals have been met at the time of termination and use of his Company-provided automobile for one year in the event of his involuntary termination for reasons other than cause or upon a substantial reduction in his responsibilities or any change in his position as Chief Executive Officer. The Company has also agreed that in the event of a sale of the Company, if Mr. Kantrowitz is not offered employment by the new owners in a similar capacity heading a business unit reporting directly to the Chief Executive Officer or the Board of Directors or if he does not accept any other position that he is offered immediately following such transaction, he is entitled to payment equal to his base salary and health benefits, his annual bonus (pro rated for the portion of the year prior to his termination) if agreed upon goals have been met at the time of termination and use of his Company-provided automobile for one year, and to the acceleration of vesting of 100% of his options. The agreement also contains a non-competition and non-solicitation agreement by Mr. Kantrowitz for the period during which payments are made by the Company and for a period of six months thereafter.

         In June 1999, the Company entered into an employment agreement with Edward Parks that provides for an annual base salary of $140,000. Mr. Parks is entitled to participate in the Company's employee bonus and stock option plans at the discretion of the Compensation and Stock Option Committee of the Board of Directors. The agreement contains confidentiality and non-competition agreements and permits either party to terminate the agreement with or without cause. Effective July 1, 2002, Mr. Parks' base salary was increased to $178,500. Mr. Parks served as an executive officer of the Company until December 4, 2002 and continues to serve as Vice President of Engineering.

         Change of Control and Separation Arrangements

         During the 2003 fiscal year, the Company entered into a separation agreement with Mr. Hunger, who served as an executive officer of the Company until December 4, 2002 and as Executive Vice President of Marketing and Business Development until his resignation from the Company on September 30, 2003. Under the agreement, Mr. Hunger is entitled to be paid $87,5000, which is equal to his salary for a period of six months.

         Mr. Rubino, Mr. Wrabley and Mr. Parks are also entitled to severance benefits in the event that they are not offered continued employment in the event of a change in control of the Company. Mr. Parks is entitled to a continuation of salary and benefits for a one-year period, Mr. Rubino is entitled to nine months salary and benefits and Mr. Wrabley is entitled to six months of such benefits.

         Options granted under the Company's 1995 Stock Option Plan and 2002 Non-Qualified Stock Option Plan contain provisions pursuant to which outstanding options granted under such plans may become fully vested and immediately exercisable upon a "change in control" as defined in such plans, subject to the discretion of the Compensation and Stock Option Committee.

                     COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation and Stock Option Committee (the "Committee") of the Board of Directors, among other responsibilities, establishes the general compensation policies of the Company, determines specific compensation levels regarding salaries and incentive compensation of executive officers and approves the award of stock options under the Company's 1995 Stock Option Plan and 2002 Non-Qualified Stock Option Plan. The Committee currently consists of two non-employee and independent directors.

         The Company's compensation program includes annual salary and incentive compensation, consisting of bonuses and possible long-term incentives, in the form of stock options, designed to attract, motivate and retain highly qualified executives who will effectively manage the Company and maximize stockholder value. In establishing total compensation each year, the Committee considers both individual and Company performance. The Committee also informally reviews compensation levels of companies that are known to the Committee members and published compensation data of other technology companies, although the Committee does not make formal comparisons with peer group companies. In making its determinations as to all executive officers other than the Chief Executive Officer, the Committee also considers the recommendations of the Chief Executive Officer.

Annual Compensation

         Annual salary levels are established based upon job responsibility and an evaluation of individual and Company performance. The Committee's policy is to review the Company's performance, including the Company's revenues and profitability, compared to goals, and the achievement of other operational goals, such as the introduction of new products and gains in market share. In addition, the Committee considers an individual's contribution to the Company's performance. An individual's performance is evaluated based upon the achievement of his or her specific goals and the Committee's subjective judgment of his or her contributions to the achievement by the Company of its goals. As discussed above, the Committee also informally reviews compensation levels of other technology companies, including principal competitors of the Company, if available. The Committee does not assign relative weights to these factors and does not use specific criteria to evaluate individual performance, but instead makes a determination based upon all of the factors and the progress that the Company has made with respect to its goals and strategies.

         During the 2003 fiscal year, the executive officers of the Company were eligible for incentive compensation, consisting of bonuses, based principally on the Company achieving revenue and income targets. At the beginning of the fiscal year, the Committee set a threshold level of revenues and income, which was based on annual performance objectives and the prior year's performance, that was required to be attained before any bonuses could be awarded. The Committee set specific target incentive payments that would be paid to each of the executive officers based on their relative levels of responsibility and contribution to the Company. In setting the individual amounts, the Committee considered the recommendations of the Chief Executive Officer and exercised subjective judgment and discretion. During the 2003 fiscal year, the Company attained its revenue and income targets and other operating goals. As a result, based on its subjective judgment and on the recommendations of the Chief Executive Officer, the Company's executives were awarded target bonus payments relating to the Company's performance for fiscal year 2003 and to individual performance. The Committee relies on the foregoing objective measures and exercises subjective judgment and discretion in light of these measures and the Company's general compensation policies and practices described above to determine bonuses.

Long-Term Compensation

         Long-term incentives are provided through the grant of stock options under the Company's stock option plans. The Committee reviews and approves the participation of executive officers of the Company under the Company's stock option plans. The Committee has the authority to determine the individuals to whom stock options are awarded, the terms of the options and the number of shares subject to each option. Options typically vest in four equal annual installments beginning one year from the date of grant and are exercisable at an exercise price equal to or greater than the fair market value of the shares of Common Stock on the date of grant (which is generally the date of a regularly scheduled Committee meeting or the date of commencement of employment). Stock options typically have been granted to executive officers when the executive first joins the Company and thereafter in connection with changes in the executive's level of responsibilities, in connection with the executive's past and anticipated future contributions to the Company and for other reasons at the Committee's discretion. The size of option grants are generally based upon the executive officer's level of responsibility, long-term growth in responsibility, and contribution to the achievement of the Company's goals, considering both the number of options held by the individual and the individual's position at the time of the new grant. Through the grant of stock options, the objective of aligning executive officers' long-range interests with those of the stockholders is met by providing the executive officers with the opportunity to build a meaningful ownership interest in the Company. The Committee evaluates the individual's and the Company's performance and performance and stock data of similar technology companies, although it has not relied on formal comparisons, and exercises subjective judgment and discretion in view of this information and the Company's general compensation policies and practices.

Chief Executive Officer Compensation

         Mr. Kantrowitz has been President and Chief Executive Officer since February 14, 2000. In connection with his appointment, he entered into an agreement with the Company which provided for an initial annual salary of $210,000 and an annual bonus of up to 50% of his base salary or greater at the option of, and as determined by, the Board of Directors. For the 2003 fiscal year, Mr. Kantrowitz's base salary was increased to $275,630. At the end of the 2003 fiscal year, Mr. Kantrowitz was awarded a bonus of $137,815, equal to 50% of his base salary, based on the Company's fiscal 2003 financial and operating performance. In addition, Mr. Kantrowitz was granted 100,000 stock options at the fair market value of the shares on the date of grant. The Committee determined the amount of the base salary increase and the bonus after considering the Company's performance, Mr. Kantrowitz's contributions to the growth and performance of the Company and the compensation level of chief executive officers at businesses of similar size, including comparable technology companies.

Deductibility of Executive Compensation

         Federal tax laws impose requirements in order for compensation payable to certain executive officers to be fully deductible. The Company intends, to the extent practicable, to preserve deductibility under the Internal Revenue Code of 1986, as amended (the "Code"), of compensation paid to its executive officers while maintaining compensation programs to attract and retain highly qualified executives in a competitive environment.

         The foregoing report has been furnished by the Compensation and Stock Option Committee of the Board of Directors. The membership of the Committee is as follows:

         John M. Ryan, Chairman
         John P. Kirwin, III

                              CERTAIN TRANSACTIONS

         During fiscal year 2003, the Company provided goods and services to 1-800-FLOWERS.COM, of which Mr. McCann, a director of the Company, is President and a director and shareholder. The Company entered into this arrangement in the ordinary course of business and provided such goods and services to 1-800-FLOWERS.COM on a non-exclusive basis at arms-length negotiated rates. In addition, Mr. McCann was not directly involved with the negotiation or consummation of such arrangement. While any revenue, profits or other aspects of a business relationship with the Company may, of course, affect Mr. McCann's overall compensation or value of his investment in 1-800-FLOWERS.COM, the Company does not believe that Mr. McCann receives or has received any compensation from 1-800-FLOWERS.COM that is directly linked to the Company-related business arrangement. The business relationship between the companies is not material to the Company or 1-800-FLOWERS.COM, and the Company does not believe that any indirect interest that Mr. McCann may have with respect to such arrangement is material.

         In April 2002, prior to the enactment of the Sarbanes-Oxley Act of 2002, as an inducement to Mr. Hunger to accept the Company's offer of employment as Executive Vice President of Marketing and Sales, the Company made a loan to Mr. Hunger in the amount of $263,732.30 to assist in the payment of the exercise price of vested but unexercised options to acquire shares of Mr. Hunger's former employer. The loan was evidenced by a three-year note bearing interest at 5% payable on April 17, 2005 and secured by a pledge of the shares acquired upon the exercise of the options, the value of which significantly exceeded the amount of the loan. The note provided for the payment of the principal balance on April 17, 2005 or the date of Mr. Hunger's separation from employment with the Company, if earlier, and from bonus payments made to Mr. Hunger and the proceeds from a sale of the shares. Mr. Hunger repaid to the Company the entire amount of the note, including accrued interest, in May 2003. In accordance with the Sarbanes-Oxley Act of 2002, the Company will no longer make personal loans to its executive officers or directors.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed with the Company's management and KPMG LLP the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the Company's 2003 fiscal year. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to SAS No. 61, "Communication with Audit Committees," which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with KPMG LLP its independence from the Company.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for its 2003 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee also appointed, and the Board of Directors is proposing in this Proxy Statement that the stockholders of the Company ratify the appointment of, KPMG LLP as the Company's independent auditors for the 2004 fiscal year.

Audit Committee of the Board or Directors

John M. Ryan, Chairman
David D. Gathman
John P. Kirwin, III

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's Common Stock for the period July 1, 1998 to June 30, 2003 with similar returns for the (i) S&P Information Technology-500 and (ii) the S&P 500 Index.

Research Data Group                           Peer Group Total Return Worksheet

NEOWARE SYS INC

                                                     Cumulative Total Return
                                    -----------------------------------------------------------
                                     6/98       6/99      6/00       6/01      6/02       6/03
NEOWARE SYSTEMS, INC.               100.00     47.83     108.70     90.43     394.43     529.04
S & P 500                           100.00    122.76     131.66    112.13      91.96      92.19
S & P INFORMATION TECHNOLOGY        100.00    169.08     248.55    118,71      72.37      77.80

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

         Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that during the fiscal year ended June 30, 2003, all of its officers, directors and persons who own more than ten percent of the Company's Common Stock complied with all filing requirements applicable to them.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information regarding beneficial ownership of the shares of Common Stock of the Company as of September 30, 2003 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares of Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                    Number of Shares                    Percentage
Principal Stockholders                             Beneficially Owned           Beneficially Owned
----------------------                             ------------------           ------------------
Pilgrim Baxter Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, Pennsylvania 19087.......................          996,100(1)                       6.3%

Michael G. Kantrowitz...........................          377,510(2)                       2.4%

Christopher G. McCann ..........................           22,500(2)                         *

John M. Ryan ...................................           92,500(2)                         *

John P. Kirwin, III ............................           14,500(2)                         *

David D. Gathman ...............................           17,400(2)(3)                      *

Eric N. Rubino .................................           -0-                               *

Matthew D. Wrabley .............................           12,500(2)                         *

Howard L. Hunger ...............................           36,000(2)                         *

Edward M. Parks ................................          134,125(2)                         *

All executive officers and directors
  as a group (10 persons) ......................          707,035(2)(4)                    4.4%

--------------------
*    Less than 1%

(1) Pilgrim Baxter Associates, Ltd. filed a Schedule 13G on February 13, 2003, upon which the Company has relied in making this disclosure. Pilgrim Baxter Associates, Ltd. has sole voting power as to 788,800 shares and sole dispositive power as to 996,100 shares.

(2) Includes options exercisable within 60 days of September 30, 2003 to purchase the Company's Common Stock issued pursuant to the Company's 1995 Stock Option Plan and/or the 2002 Non-Qualified Stock Option Plan: Mr. Kantrowitz, 202,500 shares; Mr. McCann, 22,500 shares; Mr. Ryan, 62,500 shares; Mr. Kirwin, 12,500 shares; Mr. Gathman, 12,500 shares; Mr. Wrabley, 12,500 shares; Mr. Hunger, 35,000 shares; Mr. Parks, 14,125 shares; and all executive officers and directors as a group, 374,125 shares.

(3) Mr. Gathman beneficially owns 4,900 shares of Common Stock jointly with his wife.

(4)  Includes beneficial ownership of shares of Common Stock of the Company by
     (i) Howard L. Hunger who served as an executive officer until December 4, 2002 and currently is no longer employed by the Company and (ii) Edward M. Parks, who served as an executive officer until December 4, 2002 and currently serves as Vice President of Engineering.


                  PROPOSAL TO APPROVE AN AMENDMENT TO THE 1995
                                STOCK OPTION PLAN

         At the Meeting, there will be presented a proposal to approve an amendment to the Company's 1995 Stock Option Plan (the "1995 Plan"). The full text of the 1995 Plan, as proposed to be amended, is attached as Appendix B. The following summary is subject to and qualified in its entirety by reference to Appendix B. This amendment provides for an increase in the aggregate number of shares of Common Stock reserved for issuance from 3,000,000 shares to 4,000,000 shares, which includes all shares under options outstanding, exercised and reserved for issuance under this plan since the inception of the 1995 Plan in March 1995.

         After its consultation with an outside compensation expert, the Compensation and Stock Option Committee concluded that insufficient shares were available to provide future grants under the 1995 Plan and advised the Board of Directors that it is in the best interest of the Company to increase the number of shares available for grant under the 1995 Plan. Accordingly, on October 27, 2003, the Board of Directors adopted, subject to stockholder approval, an amendment to increase the number of shares of Common Stock available under the 1995 Plan as described above.

         The Board of Directors believes that the stock option program that the Company has maintained since 1995, under which the Company grants options to its directors, executives and a broad-based category of employees, is an integral component of its compensation program and success, and allows the Company to support its strategy of growth by recruiting and retaining valuable employees of the Company and by strengthening the identity of interests between employees and the Company. In particular, the Company's option program can be critical in retaining employees upon the consummation of acquisitions, in attracting committed directors and in recruiting employees and executives from companies with higher salary structures. During the Company's 2003 fiscal year, 67 % of options granted under the 1995 Plan were awarded to newly-hired employees and executives and newly-elected directors.

         Assuming the approval of the proposed amendment by the stockholders, the total number of shares currently issuable under the 1995 Plan and the Company's 2002 Non-Qualified Plan (the "2002 Plan") is equal to 16.2% of the Company's total shares outstanding, plus the number of shares issuable under the plans (including the 1,000,000 shares to be issuable pursuant to the proposed increase). Accordingly, the Board of Directors believes that the proposed increase in shares available for issuance under the 1995 Plan is appropriate for a company in the computer industry, of the Company's size and with its growth strategy.

Vote Required for Approval

         To be adopted, the amendment to the 1995 Plan must be approved by a majority of the outstanding shares of Common Stock represented and entitled to vote at the meeting. Under the rules of the New York Stock Exchange, brokers will not be permitted to vote in favor of this matter unless the beneficial owner has provided specific voting instructions. Therefore, it is important that all stockholders consider and vote on this matter.

         The Board unanimously recommends a vote FOR the adoption of the amendment to the 1995 Plan.

Description of the Plan

         Eligibility

         Those persons who are employees, officers, directors and independent contractors of particular merit of the Company are eligible to be selected by the committee of the Board of Directors that administers the 1995 Plan. With respect to grants to non-employee directors, the Board of Directors makes the selections. No determination has been made with respect to future recipients of options under the 1995 Plan and it is not possible to specify the names or positions of the executive officers to whom options may be granted, or the number of shares to be covered by such options.

         Types of Options

         The 1995 Plan authorizes (i) the granting of incentive stock options ("Incentive Options") to purchase shares of the Company's Common Stock and (ii) the granting of nonqualified stock options ("Nonqualified Options") to purchase shares of the Company's Common Stock. Unless the context otherwise requires, the term "Option" includes both Incentive Options and Nonqualified Options.

         Administration

         Except as described below, the 1995 Plan is administered by the Compensation and Stock Option Committee (the "Committee"), which currently consists of two non-employee, independent members of the Board of Directors. The Committee in its sole discretion determines the eligible persons to be awarded Options, the number of shares subject thereto and the exercise price thereof, subject to certain limitations. In addition, the determinations and the interpretation and construction of any provision of the 1995 Plan by the Committee is final and conclusive. With respect to grants of options to non-employee directors, the Board of Directors administers the 1995 Plan.

         Common Stock Subject to the 1995 Stock Option Plan

         A total of 3,000,000 shares of Common Stock (subject to adjustment as discussed below) have been reserved for sale upon exercise of Options granted under the 1995 Plan. As of the date hereof, 1,163,354 Options are outstanding under the 1995 Plan. The proposed amendment would increase the number of shares to 4,000,000. Shares subject to Options under the 1995 Plan that are terminated, expire or are canceled without having been exercised are available for subsequent grants under the 1995 Plan.

         On October 22, 2003, the last sale price of the Common Stock on the NASDAQ National Market was $19.02 per share.

         Granting of Options

         As of the date hereof, there were 121 employees and four non-employee directors who were eligible to receive Options under the 1995 Plan. Except as described below, the Committee grants Options from time to time in its discretion. Except as described below, no determination has been made as to the number of Options that may be allocated to the individuals named in the Summary Compensation Table, nominees for election as directors, current executive officers as a group, current directors who are not executive officers as a group, or all employees (including all current officers who are not executive officers) as a group, as a result of the amendment as set forth herein.

         The 1995 Plan provides for automatic and discretionary grants of Options to non-employee directors of the Company. Directors automatically receive Options for 10,000 shares of Common Stock upon becoming directors and Options for 5,000 shares of Common Stock on each January 1.

         The following table summarizes option grants made under the 1995 Plan during fiscal year 2003 to:

         o  the executive officers named in the Summary Compensation Table;

         o  all current executive officers as a group;

         o  all current directors who are not executive officers as a group;

         o  each Board nominee;

         o  all other employees as a group; and

         o each other person who received or will receive five percent (5%) of such options.

                                                              Securities                       Weighted average
                                                              underlying                        exercise price
Name and position of individual                            options granted (#)                 per share ($/sh)
-------------------------------                            -------------------                 ----------------
Michael G. Kantrowitz ....................................        13,354                              14.55
         Chief Executive Officer, Chairman and President
Matthew D. Wrabley   .....................................        50,000                              14.55
         Executive Vice President of Sales
Eric N. Rubino ...........................................       165,000                              16.15
         Chief Operating Officer
Howard L. Hunger .........................................           -0-                                -0-
         Executive Vice President of
         Marketing and Business Development(1)
Edward M. Parks ..........................................        20,000                              14.55
         Vice President of Engineering(2)
Christopher G. McCann ....................................         7,500                              14.83
         Director
John M. Ryan .............................................         7,500                              14.83
         Director
John P. Kirwin, III ......................................        17,500                              16.71
         Director
David D. Gathman .........................................        17,500                              16.71
         Director
All current executive officers as a group ................       274,531                              14.42
All current directors who are not executive
         officers as a group .............................        50,000                              16.51
All other employees (including all current
         officers who are not executive
         officers) as a group ............................        70,500                              14.10

--------------------
(1) Mr. Hunger served as an executive officer until December 4, 2002.

(2) Mr. Parks served as an executive officer until December 4, 2002, and continues to serve as Vice President of Engineering.

         Exercise Price of Options

         Options may not be granted with an exercise price per share that is less than the fair market value of a share of Common Stock at the date of grant. The Options granted to non-employee directors will have an exercise price equal to the fair market value of a share of Common Stock at the date of grant.

         Payment of Exercise Price

         The exercise price of an Option may be paid in cash, certified or cashier's check, by money order, personal check, the delivery of already owned Common Stock having a fair market value equal to the exercise price, or by the use of the cashless exercise features of the 1995 Plan, provided, however, that if the optionee acquired such stock directly or indirectly from the Company, he or she shall have owned such stock to be surrendered for six months prior to tendering such stock for the exercise of an Option. The Committee may authorize the grant of replacement options to optionees at the time of the original grant of the Option in the event that the optionee pays the exercise price with already owned shares. The replacement Options will have an exercise price equal to the fair market value of the Common Stock on the date of the exercise of the underlying Options. The Committee has never granted any replacement Options.

         Special Provisions for Incentive Options

         An employee may receive more than one Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of grant and such Incentive Option expires not later than five years from the date of grant.

         Transferability of Options

         No Incentive Option granted under the 1995 Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The Committee may grant Nonqualified Options that are transferable without consideration, to immediate family members.

         Exercisability of Options

         The Committee, in its sole discretion, may limit the optionee's right to exercise all or any portion of an Option until one or more dates subsequent to the date of grant. The Committee also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised. The 1995 Plan provides that upon the occurrence of certain changes in control, mergers or sales of substantially all of the assets of the Company, the Committee, in its sole discretion, may provide on a case by case basis that Options may be immediately exercisable for the total remaining number of shares covered by the Options.

         Expiration of Options

         The expiration date of an Option is determined by the Committee at the time of the grant, but in no event is an Option exercisable after the expiration of 10 years from the date of grant of the Option.

         If an optionee's employment is terminated for cause, all rights of such optionee under the 1995 Plan cease and the Options granted to such optionee become null and void for all purposes. The 1995 Plan further provides that in most instances an Option must be exercised by the optionee within 90 days after the termination of an optionee's employment with the Company (for any reason other than termination for cause, mental or physical disability or death), if and to the extent such Option was exercisable on the date of such termination. If the optionee is a director and is not otherwise employed by the Company, his Option must be exercised within 90 days of the date he ceases to be a director. The termination provisions of Options granted to optionees who are independent contractors are determined at the discretion of the Committee. Generally, if an optionee's termination of employment is due to mental or physical disability, the optionee will have the right to exercise the Option (to the extent otherwise exercisable on the date of termination) for a period of one year from the date on which the optionee suffers the mental or physical disability. If an optionee dies while actively employed by the Company, the Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of the optionee's death by the optionee's legal representative or legatee.

         As described above, the Committee, in its sole discretion, may provide on a case by case basis that Options may be immediately exercisable for the total remaining number of shares covered by the Options.

         The Company may offer to buy out Options previously granted based on terms and conditions that the Company establishes at the time that the offer is made.

         Expiration of the 1995 Plan

         The 1995 Plan will expire on March 2, 2005, and any Option outstanding on such date will remain outstanding until it has either expired or has been fully exercised.

         Adjustments

         The 1995 Plan provides for adjustments to the number of shares under which Options may be granted, to the number of shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of the Company's Common Stock.

         Certain Corporate Transactions

         Upon the occurrence of certain changes in control, mergers or sales of substantially all of the assets of the Company, or a proposed dissolution or liquidation, the Committee, in its sole discretion, may provide on a case by case basis that Options may be immediately exercisable for the total remaining number of shares covered by the Options. In general, a change in control is deemed to have occurred if existing members of the Board of Directors nominated by existing members cease to constitute a majority of the Board, any person becomes a 50% or more stockholder of the Company (unless the acquisition is approved by a majority of the existing members of the Board), the Company becomes a party to a merger, consolidation or share exchange in which it will not be the surviving company or the stockholders approve the disposition of all or substantially all of the assets, or 50% or more of the capital stock, of the Company.

         Amendments

         The Board may amend, suspend or terminate the 1995 Plan or any Option at any time subject to stockholder approval in certain instances, provided that such action may not, without the consent of the optionee, substantially impair the rights of an optionee under an outstanding Option. The Committee may not amend the 1995 Plan without further stockholder approval to increase the number of shares of Common Stock reserved for issuance, to change the class of employees eligible to participate in the 1995 Plan, to permit the granting of Options with more than a 10-year term or to extend the termination date of the 1995 Plan.

Federal Income Tax Consequences

         Grants of Options

         Under current tax laws, the grant of an Option will not be a taxable event to the recipient optionee and the Company will not be entitled to a deduction with respect to such grant.

         Exercise of Nonqualified Options and Subsequent Sale of Stock

         Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the Company's Common Stock received over the exercise price. The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of the Common Stock received upon the exercise of an Nonqualified Option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

         Exercise of Incentive Options and Subsequent Sale of Stock

         The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Code, the optionee may not dispose of the Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of the Company's Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for incentive stock options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent sale of the shares of the Company's Common Stock received upon exercise of an Incentive Option, the optionee generally will recognize long-term gain (or loss) equal to the difference between the total amount realized and the exercise price of the Option.

         If an Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Company's Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value on the Company's Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

         Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised an amount equal to the excess of the fair market value of the Company's Common Stock received as of the date of exercise over the exercise price. If, however, an optionee disposes of the Company's Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise in a disqualifying disposition, in which a loss, if sustained, would otherwise be recognizable under the Code, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

                         PROPOSAL TO RATIFY ACCOUNTANTS

         The Board of Directors has selected the firm of KPMG LLP as the Company's independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2004. The Board of Directors has proposed that the stockholders ratify the selection of KPMG LLP. The Company has requested that a representative of KPMG LLP attend the Annual Meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders.

         At the direction of the Board of Directors of the Company, acting upon the recommendation of its Audit Committee, on July 23, 2002, the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants.

         Andersen's reports on the Company's consolidated financial statements for the fiscal years ended June 30, 2001 and June 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years ended June 30, 2001 and through July 23, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for such fiscal years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period set forth in the preceding sentence.

         The Company provided Andersen with a copy of the foregoing disclosures and requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The Company was advised that Andersen no longer had the ability to provide such letters, and therefore the Company relied on the provisions of Item 304T(b)(2) to excuse its inability to comply with the requirements of Item 304(a)(3).

         In addition, at the direction of the Board of Directors of the Company, acting upon the recommendation of its Audit Committee, on July 23, 2002, the Company engaged KPMG LLP to serve as the Company's independent auditors for the fiscal year ended June 30, 2002. During the Company's two fiscal years ended June 30, 2002 and through July 23, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Independent Auditors

         The following table shows the fees that the Company paid to the independent auditors for services provided to the Company during the 2003 and 2002 fiscal years:


                                                   2003          2002
                                                 --------      --------
         Audit Fees ........................     $162,000      $105,000
         Audit-Related Fees ................     $     --      $     --
         Tax Fees ..........................     $ 51,400      $ 23,000
         All Other Fees ....................     $  8,500      $125,515

o Audit Fees consist of fees billed for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's quarterly report on Forms 10-Q.

o Audit-Related Fees consist of services that are reasonably related to the performance of the audit of the Company's financial statements and are not reported under "Audit Fees." There were no fees paid to the independent auditors in fiscal years 2003 and 2002 for audit-related fees.

o Tax Fees consist of professional services rendered by the independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and tax advice.

o All Other Fees in the 2003 and 2002 fiscal years paid to the independent auditors primarily consist of pre-acquisition financial due diligence investigations.

         The Audit Committee considered whether the services provided above are compatible with maintaining the independence of the independent auditors.

Audit Committee Pre-Approval of Fees

         The Audit Committee's policy is to pre-approve at the beginning of each fiscal year all audit and permissible non-audit services to be provided by the independent auditors during that fiscal year. The Audit Committee pre-approves these services by authorizing specific projects within the categories of service outlined above, subject to a budget for each category. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The independent auditor and management must report to the Audit Committee actual fees versus the budget periodically throughout the fiscal year.

         The Board of Directors unanimously recommends that you vote FOR the ratification of KPMG LLP as independent public accountants.

                            STOCKHOLDER PROPOSALS FOR
                               NEXT ANNUAL MEETING

         Any properly submitted proposal which a stockholder intends to present at the next Annual Meeting of Stockholders must be received by the Company by July 3, 2004 if it is to be included in the Company's proxy statement and form of proxy relating to the next Annual Meeting.

         Stockholders who wish to submit a proposal for consideration at the Company's next Annual Meeting of Stockholders, but who do not wish to submit the proposal for inclusion in the Company's proxy statement, must deliver a written copy of such proposal in accordance with the Company's bylaws no later than September 16, 2004.

                                   APPENDIX A

                              NEOWARE SYSTEMS, INC.

                             AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to (a) the financial statements and other financial information provided by Neoware Systems, Inc. and its subsidiaries (the "Company") to its stockholders, its potential stockholders and the investment community, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications and independence and (d) the performance of the Company's financial management and independent auditors.

Membership

The Audit Committee shall consist of at least three and no more than six directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall satisfy the membership requirements of Section 10A of the Securities Exchange Act, the NASDAQ National listing standards and any other regulatory requirements. The members and the chair of the Audit Committee shall be appointed by the Board.

Meetings

The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communications, the Audit Committee shall meet at least quarterly with the Company's Chief Financial Officer and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee shall regularly update the Board regarding the Audit Committee's activities. Minutes of all Audit Committee meetings shall be submitted to the Board, or the Audit Committee shall report to the Board at each Board meeting following a meeting of the Audit Committee.

Responsibilities

The Audit Committee's function is one of oversight, recognizing that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Audit Committee recognizes that financial management and the independent auditors, have more time, knowledge and detailed information regarding the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not conducting any audits and is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditors' work. These are the responsibilities of management and the independent auditors.

Independent Auditors

o The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing the audit report or related work. The Audit Committee shall have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors (including the scope and plan of the work to be done by the independent auditors) and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and, in connection therewith, to approve all fees and other terms of engagement. The Audit Committee shall consult with management and the Company's financial management but shall not delegate these responsibilities.

o The Audit Committee shall annually review the performance (effectiveness, objectivity and independence) of the independent auditors, including the lead audit partner.

o The Audit Committee shall request and receive on an annual basis a written statement from the independent auditors, as required by Independence Standards Board Standard No. 1, delineating all relationships between the independent auditors and the Company. Additionally, the Audit Committee shall discuss with the independent auditors any disclosed relationships or services that may affect the objectivity or independence of the independent auditors and satisfy itself as to the independent auditors' independence.

o At least annually, the Audit Committee shall obtain and review an annual report from the independent auditors describing (a) the independent auditors' internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

o The Audit Committee shall confirm that the lead audit partner and the audit partner responsible for reviewing the audit has not performed audit services for the Company in each of the five previous fiscal years.

o The Audit Committee shall review and discuss reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

Reporting and Reviews

With respect to annual financial statements:

o The Audit Committee shall review and discuss with management and the independent auditors the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's Annual Report on Form 10-K.

o The Audit Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

o The Audit Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock market listing requirements or rules.

With respect to quarterly financial statements:

o The Audit Committee shall review and discuss with management and the independent auditors the Company's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board, if appropriate, that the Company's quarterly financial statements be included in the Company's Quarterly Report on Form 10-Q.

Annual reviews:

o The Audit Committee shall discuss with management and the independent auditors major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and review and discuss analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on financial statements.

Periodic reviews:

o The Audit Committee shall periodically review separately with each of management and the independent auditors (a) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management's response to each.

o The Audit Committee shall periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and
     (b) the completeness and accuracy of the Company's financial statements.

o The Audit Committee shall consider significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors or management. The Audit Committee shall also review with the independent auditors and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

o The Audit Committee shall review and discuss with management and the independent auditors and the Company's independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in accounting standards or rules.

Discussions with Management

o The Audit Committee shall review and discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be done generally (i.e., discussion of the types of information to be disclosed and the types of presentations to be made).

o The Audit Committee shall review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

o The Audit Committee shall review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.


Internal Control over Financial Reporting

o The Audit Committee shall review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by financial management and discuss the responsibilities, budget and staffing needs of financial management.

o The Audit Committee shall review on an annual basis the performance of financial management.

o In consultation with the independent auditors and financial management, the Audit Committee shall review the adequacy of the Company's internal control over financial reporting designed to ensure compliance with laws and regulations, and any special audit steps adopted in response to any material control deficiencies.

o The Audit Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

o The Audit Committee shall review (a) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control over financial reporting and (b) the independent auditors' attestation, and report, on the assessment made by management.

Other

o The Audit Committee shall review and approve all related-party transactions.

o The Audit Committee shall review and approve (a) any change or waiver in the Company's code of ethics for the chief executive officer and senior financial officers and (b) any disclosure made on Form 8-K regarding such change or waiver.

o The Audit Committee shall establish a policy addressing the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

o The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

o    The Audit Committee shall review its own performance annually.

o The Audit Committee shall have authority to conduct and authorize investigations into any matter within the scope of its responsibilities.

o The Audit Committee shall take such other action, within the scope of the foregoing, the Company's by-laws and governing law, as the Audit Committee or the Board shall deem appropriate.

Resources

         The Audit Committee shall have the authority to retain independent legal accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall have full access to all books, records and facilities of the Company.

         The Audit Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Audit Committee.

                                   APPENDIX B

                       1995 Stock Option Plan, As Amended


(Adopted by the Board of Directors on November 29, 1994, as amended through October 27, 2003)


                                     PART I
                     DEFINITIONS AND ADMINISTRATIVE MATTERS

SECTION 1.        Purpose; Definitions.

         The purpose of the Neoware Systems, Inc.1995 Stock Option Plan (the "Plan") is to enable employees, officers, directors and independent contractors of Neoware Systems, Inc. ("the Company") to (i) own shares of stock in the Company, (ii) participate in the stockholder value which has been created, (iii) have a mutuality of interest with other stockholders and (iv) enable the Company to attract, retain and motivate employees, officers, directors and independent contractors of particular merit.

         For the purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (c) "Committee" means the Committee designated by the Board to administer the Plan.

         (d) "Company" means Neoware Systems, Inc., its Subsidiaries or any successor organization.

         (e) "Disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (f) "Disinterested Person" shall have the meaning set forth in the Rules.

         (g) "Eligible Independent Contractor" means an independent contractor hired by the Company who is neither an Employee of the Company nor a Non-Employee Director.

         (h) "Employee" means any person, including a director, who is employed by the Company and is compensated for such employment by a regular salary.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" means the per share value of the Stock as of any given date, as determined by reference to the price of the last traded share of Stock on the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System for such date or the next preceding date that Stock was traded on such market, or, in the event the Stock is listed on a stock exchange, the closing price per share of Stock as reported on such exchange for such date.

         (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         (l) "Insider" means a Participant who is subject to Section 16 of the Exchange Act.

         (m) "Non-Employee Director" means any member of the Board who is not an Employee of the Company and is not compensated for employment by a regular salary.

         (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (o) "Participant" means an Employee, officer, Non-Employee Director or Eligible Independent Contractor to whom an Option is granted pursuant to the Plan.

         (p) "Plan" means the Neoware Systems, Inc. 1995 Stock Option Plan, as hereinafter amended from time to time.

         (q) "Rules" means Rule 16(b)(3) and any successor provisions promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (r) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (s) "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(d) hereof.

         (t) "Stock" means the Common Stock of the Company, par value $.001 per share.

         (u) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

         (v) "Subsidiary" means any corporation owned, in whole or in part, by the Company.

SECTION 2.   Administration.

         2.1 Except as provided in Section 2.2, the portion of the Plan with respect to the grant of Options pursuant to Part II shall be administered by a Committee of not less than three Directors who shall be Disinterested Persons appointed by the Board and who shall serve at the pleasure of the Board; provided further, however, that, notwithstanding the foregoing, Part II of the Plan shall be administered by such number of Disinterested Persons as and to the extent required by the Rules.

         The Committee shall have the authority to grant pursuant to the terms of the Plan: Stock Options to Employees (including directors who are Employees) and officers of the Company, and Eligible Independent Contractors. In particular, the Committee shall, subject to the limitations and terms of the Plan, have the authority:

         (i) to select the officers, directors (who are Employees) and other Employees of the Company, and the Eligible Independent Contractors to whom Stock Options may from time to time be granted hereunder;

         (ii) to determine whether and to what extent incentive Stock Options are to be granted hereunder;

         (iii) to determine the number of shares to be covered by each such award granted hereunder;

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including the option or exercise price and any restrictions or limitations, based upon such factors as the Committee shall determine, in its sole discretion;

         (v) to determine whether and under what circumstances a Stock Option may be exercised and settled in cash or Stock or without a payment of cash;

         (vi) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant; and

         (vii) to amend the terms of any outstanding award (with the consent of the Participant) to reflect terms not otherwise inconsistent with the Plan, including amendments concerning exercise price changes, vesting acceleration or forfeiture waiver regarding any award or the extension of a Participant's right with respect to awards granted under the Plan, as a result of termination of employment or service or otherwise, based on such factors as the Committee shall determine, in its sole discretion.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan, provided that the Committee may delegate to the Chief Executive Officer of the Company, or such other officer as may be designated by the Committee, the authority, subject to guidelines prescribed by the Committee, to grant Options to Employees and Eligible Independent Contractors who are not then subject to the provisions of
Section 16 of the Exchange Act, and to determine the number of shares to be covered by any such Option, and the Committee may authorize any one or more of such persons to execute and deliver documents on behalf of the Committee, provided that no such delegation may be made that would cause grants of Options to persons subject to Section 16 of the Exchange Act to fail to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons.

         No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Option granted under it. Nothing herein shall be deemed to expand the personal liability of a member of the Board or Committee beyond that which may arise under any applicable standards set forth in the Company's by-laws and Delaware law, nor shall anything herein limit any rights to indemnification or advancement of expenses to which any member of the Board or the Committee may be entitled under any by-law, agreement, vote of the stockholders or directors, or otherwise.

         2.2 The portion of the Plan with respect to the grant of Options to Non-Employee Directors pursuant to Part II shall be administered by the Board. The Board shall have the same authority with respect to the grant of Options to Non-Employee Directors under Part II to as is provided to the Committee pursuant to Section 2.1.

         2.3 The portion of the Plan with respect to the grant of Options pursuant to Part III shall be administered by the Board. Grants of Stock Options under Part III of the Plan and the amount, price and timing of the awards to be granted will be automatic, as described in Part III hereof. All questions of interpretation of the Plan with respect to the grant of Options pursuant to Part III will be determined by the Board, and such determination shall, unless otherwise determined by the Board, be final and conclusive on all persons having any interest hereunder.

SECTION 3.        Stock Subject to the Plan.

         3.1 The aggregate number of shares of Stock that may be issued or transferred under the Plan is 4,000,000, subject to adjustment pursuant to
Section 14.1 below. Such shares may be authorized but unissued shares or reacquired shares. If the number of shares of Stock issued under the Plan and the number of shares of Stock subject to outstanding awards (taking into account the share counting requirements established under the Rules) equals the maximum number of shares of Stock authorized under the Plan, no further awards shall be made unless the Plan is amended in accordance with the Rules or additional shares of Stock become available for further awards under the Plan. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been exercised, such shares shall again be available for subsequent awards under the Plan.

         3.2 In any fiscal year of the Company, the maximum number of shares of Common Stock with respect to which Options may be granted to any Participant shall not exceed 5% of the Common Stock outstanding, as adjusted for stock splits, stock dividends or other similar changes affecting the Common Stock.

SECTION 4.        Designation of Participants.

         4.1 Except as provided below, Participants under Part II of the Plan shall be selected, from time to time, by the Committee from among those Employees and Eligible Independent Contractors who, in the opinion of the Committee, occupy responsible positions and who have the capacity to contribute materially to the continued growth, development and long-term success of the Company and its Subsidiaries. Participants under Part II may also be selected from among those Non-Employee Directors who, in the opinion of the Board, have the capacity to devote themselves to the Company's success.

         4.2 All Non-Employee Directors on the date of grant shall be eligible to receive Options under Part III of the Plan.


                                     PART II
            GRANTS TO EMPLOYEES AND ELIGIBLE INDEPENDENT CONTRACTORS

SECTION 5.        Stock Options.

         Any Stock Option granted under Part II of the Plan shall be in such form as the Committee or the Board may from time to time approve. Stock Options granted under Part II of the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

         The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The Board shall have the authority to grant Non-Qualified Stock Options to Non-Employee Directors under
Part II.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under Section 422.

         Options granted hereunder shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee or the Board shall deem appropriate:

         5.1 Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee or the Board at the time of grant; provided, however, that the option price per share for any Stock Option shall be not less than 100% of the Fair Market Value of the Stock on the date of grant.

         Any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation (within the meaning of Section 424 of the Code), shall have an exercise price no less than 110% of Fair Market Value per share on the date of the grant.

         5.2 Option Term. The term of each Stock Option shall be fixed by the Committee or the Board, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

         5.3 Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee or the Board at or after grant. If the Committee or the Board provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee or the Board may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee or the Board shall determine, in its sole discretion.

         5.4 Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5.3, Stock Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by cash, check, or such other instrument as the Committee or the Board may accept. As determined by the Committee or the Board, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Participant (based upon the Fair Market Value of a share of Stock on the business date preceding tender if received prior to the close of the stock market and at the Fair Market Value on the date of tender if received after the stock market closes); provided, however, that, (i) in the case of an Incentive Stock Option, the right to make a payment in the form of unrestricted Stock already owned by the Participant may be authorized only at the time the Option is granted and (ii) the Company may require that the Stock has been owned by the Participant for a minimum period of time specified by the Committee or the Board. In addition, if such unrestricted Stock was acquired through exercise of an Incentive Stock Option, such Stock shall have been held by the Participant for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, or if such Stock was acquired through exercise of a Non-Qualified Stock Option or of an option under a similar plan of the Company, such Stock shall have been held by the Participant for a period of more than one year on the date of exercise, and further provided that the Participant shall not have tendered Stock in payment of the exercise price of any other Option under the Plan or any other stock option plan of the Company within six calendar months of the date of exercise.

         To the extent permitted under the applicable laws and regulations, at the request of the Participant, and with the consent of the Committee or the Board, the Company shall permit payment to be made by means of a "cashless exercise" of an Option. Payment by means of a cashless exercise shall be effected by the Participant delivering to the Securities Broker irrevocable instructions to sell a sufficient number of shares of Stock to cover the cost and expenses associated therewith and to deliver such amount to the Company.

         No shares of Stock shall be issued until full payment therefor has been made. A Participant shall not have any right to dividends or other rights of a stockholder with respect to shares subject to the Option until such time as Stock is issued in the name of the Participant following exercise of the Option in accordance with the Plan.

         5.5 Stock Option Agreement. Each Option granted under this Plan shall be evidenced by an appropriate Stock Option agreement, which agreement shall expressly specify whether such Option is an Incentive Stock Option or a Non-Qualified Stock Option and shall be executed by the Company and the Participant. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee or the Board. Such terms and provisions may vary between Participants or as to the same Participant to whom more than one Option may be granted.

         5.6 Replacement Options. If an Option granted pursuant to the Plan may be exercised by a Participant by means of a stock-for-stock swap method of exercise as provided in 5.4 above, then the Committee or the Board may, in its sole discretion and at the time of the original Option grant, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement Option shall cover a number of shares determined by the Committee or the Board, but in no event more than the number of shares equal to the difference between the number of shares of the original Option exercised and the net shares received by the Participant from such exercise. The per share exercise price of the replacement Option shall equal the then current Fair Market Value of a share of Stock, and shall have a term extending to the expiration date of the original Option.

         The Committee or the Board shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement Options if it determines the continuance of such grants to no longer be in the best interest of the Company.

         5.7 Non-transferability of Options. No Stock Option shall be transferable by the Participant other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order, or as permitted under the Rules, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee or the Board may grant non-qualified Options that are transferable, without payment of consideration, to immediate family members (i.e., spouses, children and grandchildren) of the Participant or to trusts for, or partnerships whose only partners are, such family members. The Committee or the Board may also amend outstanding non-qualified Options to provide for such transferability.

         5.8 Termination of Employment by Reason of Death. Unless otherwise determined by the Committee at or after grant, if any Participant dies during the Participant's period of employment by the Company, or during the periods referred to in Sections 5.9, 5.10 or 5.11, any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         5.9 Termination of Employment by Reason of Disability. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         5.10 Termination of Employment Upon Retirement. Unless otherwise determined by the Committee at or after grant, if an Participant's employment terminates due to retirement (as hereinafter defined), any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the date of retirement, or on such accelerated basis as the Committee may specify at grant, for a period of one-year (or such shorter period as the Committee may specify at grant) from the date of such retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of this Section 5.10, "Retirement" shall mean any Employee retirement under the Company's retirement policy.

         5.11 Other Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event of termination of employment (voluntary or involuntary) for any reason other than death, Disability or retirement, or if an Employee is terminated for cause, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three months (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter. If an Employee is terminated for cause, any Stock Option held by such Participant shall terminate immediately.

         5.12 Incentive Stock Option Limitation. The aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company shall not exceed $100,000.

         5.13 Termination of Eligible Independent Contractors Options. The termination provisions of Options granted to Eligible Independent Contractors shall be determined by the Committee in its sole discretion.

         5.14 Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

         If the exercise of any Option is subject to the withholding requirements of applicable federal tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Participant to satisfy the federal withholding tax, in whole or in part, by electing to have the Company withhold (or by delivering to the Company) shares of Stock, which Stock shall be valued, for this purpose, at their Fair Market Value on the date the amount of tax required to be withheld is determined (the "Determination Date"). Such election must be made in compliance with and subject to the Withholding Rules, and the Committee may not withhold shares of Stock in excess of the number necessary to satisfy the minimum federal income tax withholding requirements. If Stock acquired under the exercise of an Incentive Stock Option is used to satisfy such withholding requirement, such Stock must have been held by the Participant for a period of not less than the holding period described in Section 422(a)(1) of the Code on the Determination Date. If Stock acquired through the exercise of a Non-Qualified Stock Option or of an option under a similar plan is delivered by the Participant to the Company to satisfy such withholding requirement, such Stock must have been held by the Participant for a period of more than one year on the Determination Date. For Participants subject to Section 16 of the Exchange Act, to the extent required by Section 16, the election to have Stock withheld by the Corporation hereunder must be either (a) an irrevocable election made six months before the Determination Date; or (b) an irrevocable election where both the election and the Determination Date occur during one of the ten-day periods beginning on the third business day following the date of release of the Company's quarterly or annual summary financial data and ending on the twelfth business day following such release.

         5.15 Issuance of Shares and Compliance with Securities Acts. Within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the Participant a certificate for the Stock purchased pursuant to the exercise of the Option. At the time of any exercise of any Option, the Company may, if it shall deem it necessary and desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, require the Participant to represent in writing to the Company that it is his or her then intention to acquire the Stock for investment and not with a view to distribution thereof and that such Participant will not dispose of such Stock in any manner that would involve a violation of applicable securities laws. In such event, no Stock shall be issued to such holder unless and until the Company is satisfied with such representation. Certificates for shares of Stock issued pursuant to the exercise may bear an appropriate securities law legend.

         5.16 Termination of Non-Employee Directors Options. Section 11 of the Plan shall apply to the termination of Options granted to Non-Employee Directors under Part II.

         5.17 Buyout Provision. The Company may at any time offer to buy out, for a payment in cash or stock, an Option previously granted based on such terms and conditions as the Company shall establish and communicate to the Participant at the time that such offer is made. This provision shall not in any way be deemed to create any rights on the part of the Participants to receive buyout offers or payments.

                                    PART III
                        GRANTS TO NON-EMPLOYEE DIRECTORS

SECTION 6.        Grant of Options.

         Options to purchase 10,000 shares of Common Stock, subject to adjustment as provided in Section 14.1 (the "Initial Options") and options to purchase 5,000 shares, subject to adjustments as provided in Section 14.1, (the "Annual Options"), shall be granted to Non-Employee Directors as follows:

                   (a) Each Non-Employee Director on the 30th day after the stockholders of the Company have approved the Plan shall be granted an Initial Option.

                   (b) Each Non-Employee Director who is not granted an Initial Option pursuant to Section 6(a), shall be granted an Initial Option on the first business day immediately following the date that such person is first elected or appointed to serve as a Non-Employee Director.

                   (c) Each year on January 1, each Non-Employee Director on such date shall be granted an Annual Option.

SECTION 7.  Types of Options.

         All options granted under Part III of the Plan shall be non-qualified Stock Options for purposes of the Code.

SECTION 8.   Option Price.

         The purchase price of each share of Stock issuable upon exercise of an Option will be equal to the Fair Market Value of the Stock on the date of grant.

SECTION 9.   Option Term and Rights to Exercise.

         9.1 Period of Option and Rights to Exercise. Except as set forth herein, each Non-Employee Director who receives options under this Plan must continue to hold office as a Non-Employee Director of the Company for six months from the date that the Initial Option is granted and six months from the date each Annual Option is granted before he can exercise any part thereof. Thereafter, subject to the provisions of the Plan, options will vest and be exercisable as follows:

                   (a) Initial Options.

                       (i) Each Initial Option will vest and be exercisable in full six months from the date of grant.

                       (ii) The right to exercise an Initial Option will expire on the fifth anniversary of the date on which the option was granted.

                       (iii) Once an Initial Option has become exercisable, such option may be exercised in whole at any time or in part from time to time until the expiration of the option, whether or not any option granted previously to the Participant remains outstanding at the time of such exercise.

                  (b)  Annual Options.

                       (i) Each Annual Option will vest and be exercisable on a cumulative basis as to 2,500 shares beginning six months from the date of grant and 2,500 additional shares beginning on the first anniversary of the date of grant.

                       (ii) The right to exercise an Annual Option will expire on the fifth anniversary of the date on which the Option was granted.

                       (iii) Once each installment of an Annual Option has become exercisable, it may be exercised in whole at any time or in part from time to time until the expiration of the Option, whether or not an Option granted previously to the Participant remains outstanding at the time of such exercise.

SECTION 10. Payment of Option Price.

         Payment or provision for payment of the purchase price shall be made as follows: (i) in cash or check; (ii) by exchange of Stock valued at its Fair Market Value on the date of exercise; (iii) by means of a cashless exercise procedure by the delivery to the Company of an exercise notice and irrevocable instructions to the Securities Broker to sell a sufficient number of shares of Stock to pay the purchase price of the shares of Common Stock as to which such exercise relates and to deliver promptly such amount to the Company; or (iv) by any combination of the foregoing.

         Where payment of the purchase price is to be made with shares of Stock acquired through exercise of a non-qualified Stock Option or of an option under a similar plan of the Company, such Stock shall have been held by the Participant for a period of more than one year on the date of exercise, and further provided that the Participant shall not have tendered Stock in payment of the exercise price of any other Option under the Plan or any other stock option plan of the Company within six calendar months of the date of exercise.

SECTION 11. Termination of Service.

         Upon cessation of service as a Non-Employee Director (for reasons other than retirement or death), including cessation of service due to physical or mental disability that prevents such person from rendering further services as a Non-Employee Director, only those options exercisable at the date of cessation of service shall be exercisable by the Non-Employee Director. Such options shall be exercisable for a period of three months from cessation of service of the Non-Employee Director or the expiration of the Option, whichever period is shorter.

         Upon the retirement or death of a Non-Employee Director, options shall be exercisable as follows:

                  (a) Retirement. Upon retirement as a Non-Employee Director after the Non-Employee Director has served for at least six consecutive years as a director, all Options shall continue to be exercisable during their terms as if such person had remained a Non-Employee Director.

                  (b) Death. In the event of the death of a Non-Employee Director while a member of the Board, or within the period after termination of service referred to in the first paragraph of Section 11, the Options granted to him shall be exercisable, to the extent then exercisable, for a period of one year from the date of the Non-Employee Director's death, or until the expiration of the Option, whichever period is shorter.

SECTION 12. No Guaranteed Term of Office.

         Nothing in this Plan or any modification thereof, and no grant of an option, or any term thereof, shall be deemed an agreement or condition guaranteeing to any Non-Employee Director any particular term of office or limiting the right of the Company, the Board or the stockholders to terminate the term of office of any Non-Employee Director under the circumstances set forth in the Company's Certificate of Incorporation or Bylaws, or as otherwise provided by law.

SECTION 13. Other Restrictions.

         Sections 5.5, 5.7 and 5.15 of the Plan shall apply to options granted pursuant to Part III of the Plan.

                                     PART IV
                                  MISCELLANEOUS

SECTION 14. Adjustments Upon Changes in Capitalization, Merger or Change in
            Control.

         14.1 Changes in Capitalization. If any change is made to the Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure, where such changes are made without receipt of consideration), then unless such event or change results in the termination of all outstanding awards under the Plan, the Board or the Committee shall preserve the value of the outstanding awards by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding award and/or the option price of each outstanding Option, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than ..500 down, in each case to the nearest whole number.

         14.2 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Committee, or its designee, shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee or the Board in its discretion may provide for a Participant to have the right to exercise his or her Option during such period prior to such transaction as the Committee in its sole discretion shall determine as to all of the Stock covered thereby, including shares of Stock as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         14.3 Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option shall either (a) be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation or (b) the Committee or its designee shall notify the Participant in writing or electronically that the Option may be exercised, as to the extent then exercisable, during such period of time from the date of such notice, as shall be determined by the Committee, and the Option shall terminate upon the expiration of such period. The Committee may, in its discretion, provide on a case by case basis that Options may be immediately exercisable for the total remaining number of shares covered by the Option.

         14.4 Change in Control.

         A "Change in Control" for purposes of this Plan shall mean any one of the events described below:

              (a) at any time during a period of two (2) consecutive years, at least a majority of the Board shall not consist of Continuing Directors. "Continuing Directors" shall mean directors of the Company at the beginning of such two-year period and directors who subsequently became such and whose selection or nomination for election by the Company's shareholders was approved by a majority of the then Continuing Directors; or

              (b) any person or "group" (as determined for purposes of Regulation 13D-G promulgated by the Commission under the Exchange Act or under any successor regulation), but excluding any majority-owned subsidiary or any employee benefit plan sponsored by the Company or any subsidiary or any trust or investment manager for the account of such a plan, shall have acquired "beneficial ownership" (as determined for purposes of such regulation) of the Company's securities representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities unless such acquisition is approved in advance by a majority of the directors of the Company who were in office immediately preceding such acquisition and any individual selected to fill any vacancy created by reason of the death or disability of any such director; or

              (c) the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of Common Stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change in ownership of the Company or other securities or cash or other property (excluding payments made solely for fractional shares); or

              (d) the Company's stockholders (i) approve any plan or proposal for the disposition or other transfer of all, or substantially all, of the assets of the Company, whether by means of a merger, reorganization, liquidation or dissolution or otherwise or (ii) dispose of, or become obligated to dispose of, 50% or more of the outstanding capital stock of the Company by tender offer or otherwise.

              At the time of grant of an Option, or if a Change in Control has occurred after the grant, the Committee may, in its discretion, provide on a case by case basis that upon a Change in Control Options may be immediately exercisable for the total remaining number of Shares covered by the Option and/or that the Options shall terminate, provided that the Participant shall have the right to exercise such Option during such period prior to the Change in Control as shall be determined by the Committee.

SECTION 15. Amendments and Termination.

         The Board may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option award theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would require stockholder approval under the Rules.

         Except for awards made pursuant to Part III, the Committee or the Board may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. Except for awards made to Non-Employee Directors pursuant to Part III, the Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws, securities laws and accounting rules, as well as other developments.

SECTION 16. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan of incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 17. General Provisions.

         17.1 All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee or the Board may deem advisable under the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange or over-the-counter market upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee or the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         17.2 Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

         17.3 The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its Employees, directors or Independent Contractors at any time.

         17.4 No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to any award under the Plan, the Participant who is an Employee of the Company shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. To the extent permitted by the Committee, in its sole discretion, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         17.5 The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

         17.6 The Plan shall be governed by and subject to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

SECTION 18. Effective Date and Term of Plan.

         The Plan shall be effective as of the effective date of the merger of Human Designed Systems, Inc. with and into ISAC Acquisition Co., a wholly-owned subsidiary of the Company (the "Effective Date"), subject to the consent or approval of the Company's stockholders as provided below. No Stock Option award shall be granted pursuant to the Plan on or after ten years from the Effective Date, but Stock Options granted prior to such tenth anniversary may be exercised after such date. If the Plan is not approved by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan, within 12 months after such effective date, any Incentive Stock Options that have been granted shall automatically become Non-Qualified Stock Options.

SECTION 19. Interpretation.

          A determination of the Committee or the Board as to any question which may arise with respect to the interpretation of the provisions of this Plan or any Options shall be final and conclusive, and nothing in this Plan, or in any regulation hereunder, shall be deemed to give any Participant, his legal representatives, assigns or any other person any right to participate herein except to such extent, if any, as the Committee or the Board may have determined or approved pursuant to this Plan. The Committee or the Board may consult with legal counsel who may be counsel to the Company and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel.

SECTION 20. Governing Law.

         With respect to any Incentive Stock Options granted pursuant to the Plan and the agreements thereunder, the Plan, such agreements and any Incentive Stock Options granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware shall govern the operation of, and the rights of Participants under, the Plan, the agreements and any Options granted thereunder.

SECTION 21. Compliance With The Rules.

         21.1 Unless an Insider could otherwise transfer shares of Stock issued hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of grant of an Option to the date of disposition of the Stock issued upon exercise of such Option.

         21.2 It is the intent of the Company that this Plan comply in all respects with the Rules in connection with any grant of Options to, or other transaction by, an Insider. Accordingly, if any provision of this Plan or any agreement relating to an Option does not comply with the Rules as then applicable to any such Insider, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person. In addition, neither the Committee nor the Board shall have authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder, or take other action if such authority would cause an Insider's transactions under the Plan not to be exempt under the Rules.

         21.3 Certain restrictive provisions of the Plan have been implemented to facilitate the Company's and Insiders' compliance with the Rules. The Committee or the Board, in its discretion, may waive certain of these restrictions, provided the waiver does not relate in any way to an Insider and, provided further, such waiver or amendment is carried out in accordance with
Section 6 hereof.

                              NEOWARE SYSTEMS, INC.
                                      Proxy

        This Proxy is Solicited by the Board of Directors of the Company for the Annual Meeting of Stockholders, December 3, 2003

         The undersigned holder of Common Stock of Neoware Systems, Inc. hereby appoints Keith D. Schneck and Michael G. Kantrowitz, and each of them, proxies, with powers of substitution in each, to vote on behalf of the undersigned at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, December 3, 2003, at the Company's offices at 400 Feheley Drive, King of Prussia, Pennsylvania, and at all adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present, and in their discretion upon such other business as may come before the Annual Meeting.

         Shares will be voted as instructed, but if no instruction is given, shares will be voted FOR all the nominees for director named in the Proxy Statement, for each of the Company's Proposals 2 and 3, all as more particularly described in the Proxy Statement, and with discretionary authority on such other matters as may come before the Annual Meeting. The Board of Directors unanimously recommends that you vote to approve each of the Company's Proposals 1, 2 and 3.

         The undersigned acknowledges receipt of this proxy with a copy of the Notice of Annual Meeting of Stockholders and the Proxy Statement of the Board of Directors.
                                (Continued, and to be signed, on the other side)

--------------------------------------------------------------------------------

        The Board of Director recommends voting FOR Proposals 1, 2 and 3

1. Election of Directors  [ ] FOR all nominees listed below  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: Michael G. Kantrowitz, John M. Ryan, Christopher G. McCann, John P. Kirwin, III and David D. Gathman

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------


2.  Approve an amendment to the 1995 Stock Option Plan.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3.  Ratify the selection of KPMG LLP as Independent Auditors.
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4. In their discretion, upon such other matters as may properly come before the meeting.

     Votes must be indicated [ ] or [X] in Black or Blue ink. Please sign and return promptly in the enclosed postage paid envelope.


                                                  Change of Address or [ ]
                                                  Comments Mark Here

                                                  NOTE: Please sign exactly as
                                                  name(s) appears hereon.
                                                  Executors, administrators,
                                                  trustees, etc. should give
                                                  full title as such.

                                                  DATE:_________________________

                                                  ______________________________
                                                            SIGNATURE

                                                  ______________________________
                                                            SIGNATURE